UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

                             Federally chartered
                     instrumentality of
                                                    the United States                                              0-17440                   52-1578738
             (State or other jurisdiction of                         (Commission                                                                      (I.R.S. Employer
                                  incorporation or organization)                                                        File Number)                                                                      Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.                                                                      20036
        (Address of principal executive offices)                                                                                                               (Zip Code)

Registrant’s telephone number, including area code: (202) 872-7700

No change
(Former name or former address, if changed since last report)

Section 2 - Financial Information

Item 2.03. Creation of an Obligation under an Off-Balance Sheet Arrangement.

(b) On April 19, 2007, the Registrant became contingently liable for an obligation arising out of an off-balance sheet arrangement by guaranteeing $1,000,000,000 principal amount of 5.125% Farmer Mac Guaranteed Notes of Farmer Mac Guaranteed Notes Trust 2007-1 (the “Notes”). The Notes are general obligations of the newly-created Farmer Mac Guaranteed Notes Trust 2007-1 and are secured by an obligation of Metropolitan Life Insurance Company that is collateralized by agricultural real estate mortgage loans eligible for the Registrant’s Farmer Mac I program. The Registrant has fully and unconditionally guaranteed the timely payment of principal and interest on the Notes.

Payments of interest on the Notes at a per annum rate of 5.125% will be made semi-annually in arrears on each April 19 and October 19, beginning October 19, 2007 until maturity on April 19, 2017. Payment of the full principal amount of the Notes will be paid at maturity. The obligation of Metropolitan Life Insurance Company that secures the Notes is intended to be the primary source of payments on the Notes and has terms that mirror the payment terms of the Notes. The value of the agricultural real estate mortgage loans and other assets collateralizing Metropolitan Life Insurance Company’s obligation is required to be at least 103% of the principal amount of the obligation at all times. The Registrant, as guarantor of the Notes, would have recourse to that collateral in the event that Metropolitan Life Insurance Company defaulted on its obligation that secures the Notes.

The maximum potential amount of future payments (undiscounted) that the Registrant may be required to make pursuant to its guarantee of the Notes is $1,512,500,000.

The Notes are not redeemable or callable before maturity and are not convertible to any other security. The Notes were offered under Rule 144A under the Securities Act of 1933 only to U.S. and non-U.S. qualified institutional buyers and were not registered under the Securities Act of 1933 or any state securities laws. The Notes are rated Aaa, AAA and AAA, respectively, by Moody’s Investors Service, Inc., Fitch Ratings Inc. and DBRS, Inc.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On April 19, 2007, Farmer Mac issued a press release to announce the completion of a $1 billion agricultural mortgage-backed notes guarantee transaction. A copy of the press release is attached to this report as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99. Press Release dated April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Jerome G. Oslick
    Name: Jerome G. Oslick
    Title: Vice President - General Counsel

Dated: April 19, 2007